Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:

Jeffrey W. Farrar

Executive Vice President and CFO

(434) 964-2217

jfarrar@stellarone.com

STELLARONE CORPORATION

ANNOUNCES THIRD QUARTER EARNINGS AND CASH

DIVIDEND

Charlottesville, VA, October 29, 2008 – StellarOne Corporation (NASDAQ: STEL) (StellarOne) today reported third quarter 2008 earnings of $2.0 million, or $.09 per diluted share, compared to $4.3 million or $.40 per diluted share, earned during the third quarter of 2007. These results reflect decreases of 53.1% and 77.5%, respectively, compared to the same quarter last year. Operating earnings for the third quarter of 2008 totaled $2.5 million, or $.11 per diluted share, excluding $490 thousand associated with after-tax charges associated with merger integration, an other-than-temporary impairment charge and non-recurring litigation costs, compared to operating earnings for the third quarter of 2007 which approximated net income of $4.3 million or $.40 per diluted share. StellarOne’s year to date operating results include the former Virginia Financial Group, Inc. (VFG) for the entire period, but results from the former FNB Corporation (FNB) are only included from February 28, 2008 forward, representing the period subsequent to consummation of the merger of equals transaction between VFG and FNB. Historical 2007 data contained herein reflects only the results of the former VFG prior to merger.

O.R. Barham, Jr., President and CEO, commented, “We are experiencing unprecedented events in the financial markets which are having a negative impact on our customers, stockholders and the economy in general. In spite of these challenges, StellarOne remains a strong and vibrant company capable of weathering the credit and economic challenges ahead. As previously announced, we experienced an increase in nonperforming assets and credit losses during the third quarter which necessitated an increase in loan loss provision expense. The loan loss provisioning is a direct result of deterioration in the acquisition and development component of our loan portfolio, particularly at Smith Mountain Lake, which continues to reflect the primary risk in our portfolio. We are pleased to report earnings in the face of significant charges for the quarter, and are proud of the strong capital levels we maintain. We reiterate our confidence in the processes we have in place to effectively manage the business model during this downturn and minimize the associated risks.”

For the first nine months of 2008, net income was $10.3 million compared to $12.9 million earned in the first nine months of 2007, a decrease of 20.4%. Diluted earnings per share for the first nine months of 2008 amounted to $.51 per share compared to $1.19 per share during the same period in 2007. Operating earnings for the first nine months of 2008, excluding the after-tax effects of merger-related, integration, other-than-temporary impairments and nonrecurring litigation costs, amounted to $12.5 million or $.62 per diluted share, compared to $12.8 million or $1.19 per diluted share for the same period in 2007.

Asset Quality Challenges Increase

StellarOne’s ratio of non-performing assets as a percentage of total assets increased to 1.65% as of September 30, 2008, compared to .86% at June 30, 2008. This increase is a result of declining market conditions in general and the downgrade of one significant acquisition and development relationship to nonaccrual status. Annualized net charge-offs as a percentage of average loans receivable amounted to .44% for the third quarter of 2008, compared to .22% for the second quarter of 2008.

StellarOne recorded a provision for loan losses of $6.0 million for the third quarter of 2008, an increase of $3.2 million compared to the second quarter of 2008. The third quarter provision compares to net charge-offs of $2.5 million for the quarter, allowing for building of the allowance as a percentage of total loans to 1.40% as compared to 1.25% at June 30. The increased levels of provisioning reflect actions taken to address the continuing challenges in the residential housing market and deterioration of credit quality in a limited number of acquisition and development construction credits, with the largest concentration of credit issues emanating from a total exposure of approximately $50 million in the Smith Mountain Lake, Virginia resort area.

As previously announced, StellarOne recorded a loss of $1.7 million during the third quarter of 2008 in connection with the auction of certain assets that had been reclassified as held for sale in conjunction with the merger of Virginia Financial Group, Inc. and FNB Corporation. Proceeds from this auction amounted to $3.8 million, and approximately $1 million in property was taken back at auction and included in foreclosed assets and non-performing assets at quarter end. StellarOne also previously reported an other than temporary impairment charge of $274 thousand recorded in the third quarter associated with a small ownership in stock of Fannie Mae.

Capital Levels Remain Strong

StellarOne continues to maintain a strong capital base, with both tangible equity and Tier 1 Risked Based regulatory capital reflecting increases for the third quarter of 2008. Tangible equity as a percentage of tangible assets was 9.65% at Sept. 30, compared to 9.57% at June 30. Tier 1 Risked Based Capital Ratio was 12.17% at Sept. 30, compared to 11.73% at June 30. StellarOne’s tangible and Tier 1 Risked Based Capital ratios are well in excess of the median for its peer group. Shareholder’s equity represented 12.33% of total assets at Sept. 30, while book value at Sept. 30 was $16.31 per share.

Revenue Growth in Retail Banking Offset by Decline in Mortgage Revenues

On an operating basis, which excludes gains and losses from sale of assets, total non-interest income amounted to $7.1 million, a decrease of $615 thousand or 8.0% from $7.7 million for second quarter of 2008. Retail banking fee income amounted to $4.1 million, an increase of $190 thousand or 4.9% compared to $3.9 million for the second quarter of 2008. Mortgage banking revenue amounted to $607 thousand, a decrease of $750 thousand or greater than 100%, as compared to $1.4 million for the second quarter of 2008. Revenues from trust and brokerage for the third quarter of 2008 were $1.3 million, down $89 thousand or 6.4% compared to $1.4 million in the second quarter of 2008 on lower market valuations for assets under management.

Merger Cost Savings Materialize as Projected

Non-interest expense for the third quarter of 2008 amounted to $23.2 million, a decrease of $1.5 million compared to $24.6 million for the second quarter of 2008. Normalizing the non-interest expense for non-recurring merger integration, other-than-temporary impairment and litigation costs of $670 thousand, and adjusting for the acceleration of deposit insurance premiums during the third quarter of $593 thousand associated with the exhausting of Federal Deposit Insurance Corporation (FDIC) insurance assessment credits, non-interest expenses decreased $2.7 million or 11% as compared to the second quarter of 2008. StellarOne’s efficiency ratio was 66.63% for the third quarter of 2008, compared to 65.26% for the second quarter of 2008. Excluding the effects of nonrecurring items per above, the efficiency ratio was 65.15% for the third quarter compared to 67.29% for second quarter of 2008.

Stable Balance Sheet

Average loans for the third quarter of 2008 were $2.28 billion, down $18.6 million or .8% from the second quarter of 2008. Average securities were $343.3 million for the third quarter of 2008, down $59.8 million or 14.8% from the second quarter of 2008. Average deposits for the third quarter were $2.38 billion, essentially flat with average balances for the second quarter of 2008. Total average earning assets were $2.68 billion for the third quarter of 2008, down $75.4 million or 2.7% compared to the second quarter of 2008. At Sept. 30, 2008, total assets were $2.99 billion, compared to $3.03 billion at June 30, 2008. Shareholder’s equity at Sept. 30, 2008 was $365.0 million, an increase of $2.0 million or .6% compared to June 30, 2008.

Core Margin Remains Stable

Net interest income, on a tax-equivalent basis and excluding the effects of purchase accounting amortization, amounted to $25.2 million for the third quarter of 2008, essentially flat with the $25.3 million for the second quarter of 2008. The core net interest margin, adjusted to exclude the effect of purchasing accounting amortization, was 3.72% for the third quarter, compared to 3.69% for the second quarter of 2008. Including the effects of purchase accounting adjustments, the net interest margin was 4.06% for the quarter, compared to 4.37% for the second quarter of 2008.

Quarterly Cash Dividend

The Board of Directors of StellarOne Corporation has declared a quarterly dividend of $.16 per share, payable on November 28 to shareholders of record on November 7, 2008. This dividend represents a yield of 4.27% based on the closing price of StellarOne’s stock on October 23, 2008 ($14.98).

About StellarOne

StellarOne Corporation is a traditional community bank, offering a full range of business and consumer banking services, including trust and asset management services, via its trust company division. Through the activities of its sole affiliate, StellarOne Bank, StellarOne operates 63 full-service financial centers, one loan production office, and over 80 ATMs serving the New River Valley, Roanoke Valley, Shenandoah Valley, and Central and North Central Virginia.

Non-GAAP Financial Measures

This report refers to the efficiency ratio, which is computed by dividing non-interest expense by the sum of net interest income on a tax equivalent basis and non-interest income excluding gains or losses on securities, fixed assets and foreclosed assets. It also refers to operating earnings, which reflects net income and associated performance ratios adjusted for non-recurring expenses associated with mergers, asset gains and losses or expenses that are unusual in nature. Such information is not in accordance with generally accepted accounting principles in the United States (GAAP) and should not be construed as such. These are non-GAAP financial measures that we believe provides investors with important information regarding our operational efficiency. Comparison of our efficiency ratio or operating earnings with those of other companies may not be possible, because other companies may calculate them differently. Management believes such financial information is meaningful to the reader in understanding operating performance, but cautions that such information not be viewed as a substitute for GAAP. StellarOne, in referring to its net income, is referring to income under GAAP.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results, or those anticipated. When we use words such as “believes”, “expects”, “anticipates” or similar expressions, we are making forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date thereof. StellarOne wishes to caution the reader that factors, such as those listed below, in some cases have affected and could affect StellarOne’s actual results, causing actual results to differ materially from those in any forward looking statement. These factors include: (i) expected cost savings from StellarOne’s acquisitions and dispositions, (ii) competitive pressure in the banking industry or in StellarOne’s markets may increase significantly, (iii) changes in the interest rate environment may reduce margins, (iv) general economic conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, credit quality deterioration, (v) changes may occur in banking legislation and regulation (vi) changes may occur in general business conditions and (vii) changes may occur in the securities markets. Please refer to StellarOne’s filings with the Securities and Exchange Commission for additional information, which may be accessed at www.StellarOne.com.

NOTE: Risk-based capital ratios are preliminary.

SELECTED FINANCIAL DATA

StellarOne Corporation (NASDAQ: STEL)

(Dollars in thousands, except per share data)

SUMMARY INCOME STATEMENT	Three Months Ended September		Nine Months Ended September
	2008	2007	2008	2007
Interest income—taxable equivalent	$42,540	$25,250	$118,366	$76,348
Interest expense	15,120	10,312	42,952	31,054

Net interest income—taxable equivalent	27,420	14,938	75,414	45,294
Less: taxable equivalent adjustment	602	536	1,748	1,621

Net interest income	26,818	14,402	73,666	43,673
Provision for loan and lease losses	6,000	200	9,787	365

Net interest income after provision for loan and lease losses	20,818	14,202	63,879	43,308
Noninterest income	5,084	4,257	17,895	12,420
Noninterest expense	23,159	12,388	66,806	37,529
Provision for income taxes	714	1,748	4,712	5,317

Net income	$2,029	$4,323	$10,256	$12,882

Earnings per share
Basic	$0.09	$0.40	$0.51	$1.19
Diluted	$0.09	$0.40	$0.51	$1.19

SUMMARY AVERAGE BALANCE SHEET	Three Months Ended September		Nine Months Ended September
	2008	2007	2008	2007
Total loans	$2,279,282	$1,199,114	$2,066,251	$1,209,413
Total securities	343,334	258,403	331,957	262,020
Total earning assets	2,683,757	1,458,729	2,449,972	1,473,659
Total assets	2,992,850	1,566,391	2,719,226	1,585,471
Total deposits	2,380,468	1,206,419	2,109,783	1,243,472
Shareholders’ Equity	365,086	156,458	317,750	153,957

PERFORMANCE RATIOS	Three Months Ended September		Nine Months Ended September
	2008	2007	2008	2007
Return on average assets	0.27%	1.10%	0.50%	1.09%
Return on average equity	2.21%	10.96%	4.31%	11.19%
Return on average realized equity (A)	2.19%	10.88%	4.31%	11.12%
Net interest margin (taxable equivalent)	4.06%	4.06%	4.11%	4.11%
Efficiency (taxable equivalent) (B)	66.63%	64.71%	69.60%	65.04%

CREDIT QUALITY	Three Months Ended September		Nine Months Ended September
	2008	2007	2008	2007
Allowance for loan losses:
Beginning of period	$28,615	$14,495	$15,082	$14,500
Provision for loan losses	6,000	200	9,787	365
Charge-offs	(2,686)	(188)	(5,212)	(433)
Recoveries	172	110	905	185

Net charge-offs	(2,514)	(78)	(4,307)	(248)
Allowance acquired via acquisition	—	—	11,539	—

End of period	$32,101	$14,617	$32,101	$14,617

	September 30		Nine Months Ended September
	2008	2007	2008	2007
Total non-performing assets	$49,330	$7,487
Nonperforming assets as a % of total assets:	1.65%	0.47%
Nonperforming assets as a % of loans plus foreclosed assets	2.15%	0.62%
Allowance for loan losses as a % of total loans	1.40%	1.21%
Net charge-offs as a % of average loans outstanding	0.44%	0.03%	0.28%	0.03%

CAPITAL MANAGEMENT	September 30
	2008	2007
Risk based capital ratios
Tier 1	12.17%	11.89%
Tangible equity ratio	9.65%	9.57%
Period end shares issued and outstanding	22,599,223	10,795,097

	Three Months Ended September		Nine Months Ended September
	2008	2007	2008	2007
Shares issued	1,527	2,300	11,803,280	10,794
Average shares issued and outstanding	22,599,189	10,794,322	20,095,261	10,792,268
Average diluted shares issued and outstanding	22,669,384	10,816,799	20,164,890	10,817,731
Dividends paid per common share	$0.16	$0.16	$0.48	$0.48

SUMMARY ENDING BALANCE SHEET	September 30
	2008	2007
Total loans	$2,285,949	$1,210,277
Total securities	374,080	252,401
Total earning assets	2,690,395	1,461,367
Total assets	2,985,858	1,586,716
Total deposits	2,349,916	1,173,413
Shareholders’ Equity	364,967	159,152
Book value per share	$16.31	$14.74

OTHER DATA
End of period full time employees	841	512

NOTES:

(A)	Excludes the effect on average stockholders’ equity of unrealized gains (losses) that result from changes in market values of securities and other comprehensive pension expense.
(B)	Computed by dividing non-interest expense by the sum of net interest income and non-interest income, net of gains or losses on securities, fixed assets and foreclosed assets. This is a non-GAAP financial measure, which we believe provides investors with important information regarding our operational efficiency. Comparison of our efficiency ratio with those of other companies may not be possible, because other companies may calculate the efficiency ratio differently.
(C)	Individual amounts shown above are calculated from actual, not rounded amounts in the thousands, which appear above.

QUARTERLY PERFORMANCE SUMMARY

StellarOne Corporation (NASDAQ: STEL)

(Dollars in thousands, except per share data)

	9/30/2008	9/30/2007	Percent Increase (Decrease)
SELECTED BALANCE SHEET DATA

Assets
Cash and cash equivalents	$80,844	$42,645	89.57%

Securities available for sale	373,155	249,746	49.41%
Securities held to maturity	925	2,655	-65.16%
Total securities	374,080	252,401	48.21%

Mortgage loans held for sale	8,975	6,648	35.00%

Real estate—construction	386,423	225,268	71.54%
Real estate—1-4 family residential	746,740	326,858	>100.00%
Real estate—commercial and multifamily	845,026	507,096	66.64%
Commercial, financial and agricultural	227,503	117,490	93.64%
Consumer loans	64,551	27,544	>100.00%
All other loans	15,706	6,021	>100.00%
Total loans	2,285,949	1,210,277	88.88%
Deferred loan costs	1,056	1,036	1.93%
Allowance for loan losses	(32,101)	(14,617)	>100.00%
Net loans	2,254,904	1,196,696	88.43%

Premises and equipment, net	87,510	37,186	>100.00%
Core deposit intangibles, net	10,704	3,386	>100.00%
Goodwill	74,488	13,896	>100.00%
Bank owned life insurance	28,572	10,597	>100.00%
Foreclosed assets	4,189	—	N/A
Other assets	61,592	23,261	>100.00%

Total assets	2,985,858	1,586,716	88.18%

Liabilities
Deposits:
Noninterest bearing deposits	333,826	214,412	55.69%
Money market & interest checking	720,308	305,236	>100.00%
Savings	198,232	84,505	>100.00%
CD’s and other time deposits	1,097,550	569,260	92.80%
Total deposits	2,349,916	1,173,413	>100.00%

Federal funds purchased and securities sold under agreements to repurchase	708	35,500	-98.01%
Federal Home Loan Bank advances	220,717	107,000	>100.00%
Subordinated debt	32,991	20,619	60.00%
Commercial paper	—	76,082	-100.00%
Other borrowings	—	4,213	-100.00%
Other liabilities	16,559	10,737	54.22%

Total liabilities	2,620,891	1,427,564	83.59%

Stockholders’ equity
Common stock	22,599	10,795	>100.00%
Additional paid-in capital	225,411	34,327	>100.00%
Retained earnings	118,273	114,616	3.19%
Accumulated other comprehensive loss, net	(1,316)	(586)	>100.00%

Total stockholders’ equity	364,967	159,152	>100.00%

Total liabilities and stockholders’ equity	$2,985,858	$1,586,716	88.18%

QUARTERLY PERFORMANCE SUMMARY

StellarOne Corporation (NASDAQ: STEL)

(Dollars in thousands)

	For the Three Months Ended		Percent Increase (Decrease)
	9/30/2008	9/30/2007
Interest Income
Loans, including fees	$37,619	$21,891	71.85%
Federal funds sold and deposits in other banks	291	13	>100.00%
Investment securities:
Taxable	2,829	1,738	62.77%
Tax-exempt	888	922	-3.69%
Dividends	311	150	>100.00%
Total interest income	41,938	24,714	69.69%

Interest Expense
Deposits	12,839	7,634	68.18%
Federal funds repurchased and securities sold under agreements to repurchase	4	190	-97.89%
Federal Home Loan Bank advances	1,795	1,206	48.84%
Subordinated debt	481	426	12.91%
Commercial paper	—	844	-100.00%
Other borrowings	1	12	-91.67%

Total interest expense	15,120	10,312	46.63%

Net interest income	26,818	14,402	86.21%
Provision for loan losses	6,000	200	>100.00%
Net interest income after provision for loan losses	20,818	14,202	46.58%

Noninterest Income
Retail banking fees	4,083	2,008	>100.00%
Commissions and fees from fiduciary activities	984	855	15.09%
Brokerage fee income	316	185	70.81%
Mortgage banking-related fees	607	602	0.83%
Losses on sale of premises and equipment	—	(19)	-100.00%
(Losses) gains on securities available for sale	(333)	67	>100.00%
Losses on sale of foreclosed assets	(1,669)	—	N/A
Income from bank owned life insurance	359	135	>100.00%
Other operating income	737	424	73.82%
Total noninterest income	5,084	4,257	19.43%

Noninterest Expense
Compensation and employee benefits	11,251	6,635	69.57%
Net occupancy	2,040	907	>100.00%
Supplies and equipment	2,202	1,017	>100.00%
Amortization-intangible assets	438	161	>100.00%
Marketing	565	480	17.71%
State franchise taxes	556	298	86.58%
FDIC insurance	661	36
Data processing	726	451	60.98%
Professional fees	622	195	>100.00%
Telecommunications	513	273	87.91%
Other operating expenses	3,585	1,935	>100.00%
Total noninterest expense	23,159	12,388	86.95%

Income before income taxes	2,743	6,071	-54.82%
Income tax expense	714	1,748	-59.15%
Net income	$2,029	$4,323	-53.07%

QUARTERLY PERFORMANCE SUMMARY

StellarOne Corporation (NASDAQ: STEL)

(Dollars in thousands)

	For the Nine Months Ended		Percent Increase (Decrease)
	9/30/2008	9/30/2007
Interest Income
Loans, including fees	$104,088	$66,154	57.34%
Federal funds sold and deposits in other banks	853	84	>100.00%
Investment securities:
Taxable	8,039	5,287	52.05%
Tax-exempt	2,720	2,792	-2.58%
Dividends	918	410	>100.00%
Total interest income	116,618	74,727	56.06%

Interest Expense
Deposits	35,501	24,008	47.87%
Federal funds purchased and securities sold under agreements to repurchase	64	415	-84.58%
Federal Home Loan Bank advances	5,334	2,951	80.75%
Subordinated debt	1,411	1,264	11.63%
Commercial paper	635	2,388	-73.41%
Other borrowings	7	28	-75.00%

Total interest expense	42,952	31,054	38.31%

Net interest income	73,666	43,673	68.68%
Provision for loan losses	9,787	365	>100.00%
Net interest income after provision for loan losses	63,879	43,308	47.50%

Noninterest Income
Retail banking fees	10,546	5,671	85.96%
Commissions and fees from fiduciary activities	2,952	2,541	16.17%
Brokerage fee income	954	735	29.80%
Mortgage banking-related fees	2,836	1,846	53.63%
Losses on sale of premises and equipment	(64)	(23)	>100.00%
(Losses) gains on securities available for sale	(95)	36	>100.00%
Losses on sale of foreclosed assets	(2,428)	—	N/A
Income from bank owned life insurance	856	366	>100.00%
Other operating income	2,338	1,248	87.34%
Total noninterest income	17,895	12,420	44.08%

Noninterest Expense
Compensation and employee benefits	34,182	20,492	66.81%
Net occupancy	5,035	2,666	88.86%
Supplies and equipment	5,913	3,303	79.02%
Amortization-intangible assets	1,130	485	>100.00%
Marketing	1,813	1,122	61.59%
State franchise taxes	1,535	840	82.74%
FDIC insurance	776	115	574.78%
Data processing	2,801	1,349	>100.00%
Professional fees	1,836	722	>100.00%
Telecommunications	1,260	747	68.67%
Other operating expenses	10,525	5,688	85.04%
Total noninterest expense	66,806	37,529	78.01%

Income before income taxes	14,968	18,199	-17.75%
Income tax expense	4,712	5,317	-11.38%
Net income	$10,256	$12,882	-20.39%

QUARTERLY PERFORMANCE SUMMARY

StellarOne Corporation (NASDAQ: STEL)

(Dollars in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
RECONCILIATION TABLE
Net income	$2,029	$4,323	$10,256	$12,882
Merger related items, net of tax	86	16	1,659	179
Other, net of tax (B), (C)	404	(51)	568	(270)
Operating Earnings	2,519	4,289	12,483	12,791

Return on average assets	0.27%	1.10%	0.50%	1.09%
Effect of merger related items, net of tax	0.01%	0.00%	0.08%	0.02%
Effect of other, net of tax (B)	0.05%	-0.01%	0.03%	-0.02%
Operating return on average assets	0.33%	1.09%	0.61%	1.09%

Return on average equity	2.21%	10.96%	4.31%	11.19%
Effect of merger related items, net of tax	0.09%	0.04%	0.70%	0.16%
Effect of other, net of tax (B)	0.44%	-0.13%	0.24%	-0.23%
Operating return on average equity	2.74%	10.87%	5.25%	11.11%

Efficiency ratio (taxable equivalent) (A)	66.63%	64.71%	69.60%	65.04%
Effect of merger related items, net of tax	-0.48%	1.49%	-1.48%	0.43%
Effect of other, net of tax (B)	-1.00%	-0.14%	-0.64%	-0.49%
Operating efficiency ratio	65.15%	66.06%	67.48%	64.98%

Basic earnings per share	$0.09	$0.40	$0.51	$1.19
Effect of merger related items, net of tax	0.00	0.00	0.08	0.02
Effect of other, net of tax (B)	0.02	0.00	0.03	(0.02)
Operating basic earnings per share	0.11	0.40	0.62	1.19

Diluted earnings per share	$0.09	$0.40	$0.51	$1.19
Effect of merger related items, net of tax	0.00	0.00	0.08	0.02
Effect of other, net of tax (B)	0.02	0.00	0.03	(0.02)
Operating diluted earnings per share	0.11	0.40	0.62	1.19

NOTES:

(A)	Computed by dividing non-interest expense by the sum of net interest income and non-interest income, net of gains or losses on securities, fixed assets and foreclosed assets. This is a non-GAAP financial measure, which we believe provides investors with important information regarding our operational efficiency. Comparison of our efficiency ratio with those of other companies may not be possible, because other companies may calculate the efficiency ratio differently.
(B)	2008 reflects nonrecurring professional expenses and an other than temporary impairment charge collectively totaling $404 thousand and $568 thousand for the quarter and nine month period, respectively. The efficiency ratio was only adjusted for professional fees as the adjustment for the other than temporary impairment charge was incorporated within the original calculation of the ratio.
(C)	2007 reflects accounting corrections made to a participation loan as well as accrual basis adjustments, both of which are nonrecurring in nature.
(D)	Individual amounts shown above are calculated from actual, not rounded amounts in the thousands, which appear above.

STELLARONE CORPORATION

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(Dollars in thousands)

									2008	2007
								QTD DAYS	92	92
								QTD MONTHS	3	3
	Three months ended September 30,
	(unaudited)
	2008			2007
Dollars in thousands	Average Balance	Interest Inc/Exp	Average Rates	Average Balance	Interest Inc/Exp	Average Rates		Average Balance		Interest Inc/Exp		Average Rates
								$ Change	% Change	$ Change	% Change	bps Change
Assets
Loans receivable, net	$2,279,282	$37,744	6.59%	$1,199,114	$21,930	7.26%		1,080,168	90.1%	15,814	72.1%	(67)
Investment securities
Taxable	256,426	3,155	4.81%	165,128	1,888	4.47%		91,298	55.3%	1,267	67.1%	34
Tax exempt	86,908	1,366	6.15%	93,275	1,419	5.95%		(6,367)	-6.8%	(53)	-3.7%	20

Total investments	343,334	4,521	5.15%	258,403	3,307	5.01%		84,931	32.9%	1,214	36.7%	14
Interest bearing deposits	735	3	1.60%	545	4	2.87%		190	34.9%	(1)	-25.0%	(127)
Federal funds sold	60,406	272	1.76%	667	9	5.28%		59,739	8956.4%	263	2922.2%	(352)

	404,475	4,796	4.64%	259,615	3,320	5.01%		144,860	55.8%	1,476	44.5%	(37)

Total earning assets	2,683,757	$42,540	6.30%	1,458,729	$25,250	6.87%		1,225,028	84.0%	17,290	68.5%	(57)

Total nonearning assets	309,093			107,662				201,431	187.1%

Total assets	$2,992,850			$1,566,391				1,426,459	91.1%

Liabilities and Stockholders’ Equity
Interest-bearing deposits
Interest checking	$507,990	$439	0.34%	$172,637	$46	0.11%		335,353	194.3%	393	854.3%	23
Money market	232,802	1,096	1.87%	138,217	789	2.26%		94,585	68.4%	307	38.9%	(39)
Savings	202,329	1,935	3.79%	89,573	423	1.87%		112,756	125.9%	1,512	357.4%	192
Time deposits:
Less than $100,000	754,557	6,014	3.16%	390,529	4,105	4.17%		364,028	93.2%	1,909	46.5%	(101)
$100,000 and more	351,678	3,355	3.78%	194,095	2,271	4.64%		157,583	81.2%	1,084	47.7%	(86)

Total interest-bearing deposits	2,049,356	12,839	2.49%	985,051	7,634	3.07%		1,064,305	108.0%	5,205	68.2%	(58)
Federal funds purchased and securities sold								(12,949)	-93.2%	(186)	-97.9%	(370)
under agreements to repurchase	950	4	1.65%	13,899	190	5.35%
Federal Home Loan Bank advances	194,799	1,795	3.61%	91,440	1,206	5.16%		103,359	113.0%	589	48.8%	(155)
Subordinated debt	32,991	481	5.71%	20,619	426	8.08%		12,372	60.0%	55	12.9%	(237)
Commercial paper	—	—	N/A	76,399	844	4.32%		(76,399)	-100.0%	(844)	-100.0%	#VALUE!
Other borrowings	6	1	65.22%	1,157	12	4.06%

	228,746	2,281	3.90%	203,514	2,678	5.15%		25,232	12.4%	(397)	-14.8%	(125)

Total interest-bearing liabilities	2,278,102	15,120	2.63%	1,188,565	10,312	3.43%		1,089,537	91.7%	4,808	46.6%	(80)

Total noninterest-bearing liabilities	349,662			221,368			97165	128,294	58.0%

							(106,349)
Total liabilities	2,627,764			1,409,933			1110842	1,217,831	86.4%
Stockholders’ equity	365,086			156,458			$—	208,628	133.3%

Total liabilities and stockholders’ equity	$2,992,850			$1,566,391				1,426,459	91.1%

Net interest income (tax equivalent)		$27,420			$14,938					12,482	83.6%

Average interest rate spread			3.67%			3.44%						23
Interest expense as percentage of average earning assets			2.24%			2.80%						(56)
Net interest margin			4.06%			4.07%						(1)

STELLARONE CORPORATION

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(Dollars in thousands)

								2008	2007
							YTD DAYS	274	273
							YTD MONTHS	9	9

	Nine months ended September 30, (unaudited)
	2008			2007
Dollars in thousands	Average Balance	Interest Inc/Exp	Average Rates	Average Balance	Interest Inc/Exp	Average Rates	Average Balance		Interest Inc/Exp		Average Rates
							$ Change	% Change	$ Change	% Change	bps Change
Assets
Loans receivable, net	$2,066,251	$104,371	6.75%	$1,209,413	$66,272	7.33%	856,838	70.8%	38,099	57.5%	(58)
Investment securities
Taxable	243,015	8,999	4.87%	168,024	5,697	4.47%	74,991	44.6%	3,302	58.0%	40
Tax exempt	88,942	4,185	6.18%	93,996	4,295	6.03%	(5,054)	-5.4%	(110)	-2.6%	15

Total investments	331,957	13,184	5.22%	262,020	9,992	5.03%	69,937	26.7%	3,192	31.9%	19

Interest bearing deposits	1,651	16	1.27%	516	14	3.58%	1,135	220.0%	2	14.3%	(231)
Federal funds sold	50,113	795	2.07%	1,710	70	5.40%	48,403	2830.6%	725	1035.7%	(333)

	383,721	13,995	4.79%	264,246	10,076	5.03%	119,475	45.2%	3,919	38.9%	(24)

Total earning assets	2,449,972	$118,366	6.45%	1,473,659	$76,348	6.93%	976,313	66.3%	42,018	55.0%	(48)

Total nonearning assets	269,254			111,812			157,442	140.8%

Total assets	$2,719,226			$1,585,471			1,133,755	71.5%

Liabilities and Stockholders’ Equity
Interest-bearing deposits
Interest checking	$436,958	$1,338	0.41%	$165,530	$179	0.14%	271,428	164.0%	1,159	647.5%	27
Money market	185,302	2,578	1.85%	155,812	2,943	2.53%	29,490	18.9%	(365)	-12.4%	(68)
Savings	180,276	4,731	3.50%	93,835	1,050	1.50%	86,441	92.1%	3,681	350.6%	200
Time deposits:
Less than $100,000	679,507	16,974	3.33%	401,010	12,738	4.25%	278,497	69.4%	4,236	33.3%	(92)
$100,000 and more	324,088	9,880	4.06%	203,978	7,098	4.65%	120,110	58.9%	2,782	39.2%	(59)

Total interest-bearing deposits	1,806,131	35,501	2.62%	1,020,165	24,008	3.15%	785,966	77.0%	11,493	47.9%	(53)

Federal funds purchased and securities sold							(5,310)	-52.7%	(351)	-84.6%	(367)
under agreements to repurchase	4,757	64	1.77%	10,067	415	5.44%
Federal Home Loan Bank advances	205,461	5,334	3.41%	75,869	2,951	5.13%
Subordinated debt	30,146	1,411	6.15%	20,619	1,264	8.08%	9,527	46.2%	147	11.6%	(193)
Commercial paper	32,554	635	2.56%	69,983	2,388	4.50%	(37,429)	-53.5%	(1,753)	-73.4%	(194)
Other borrowings	459	7	2.00%	741	28	4.98%	(282)	-38.1%	(21)	-75.0%	(298)

	273,377	7,451	3.58%	177,279	7,046	5.24%	96,098	54.2%	405	5.7%	(166)

Total interest-bearing liabilities	2,079,508	42,952	2.75%	1,197,444	31,054	3.46%	882,064	73.7%	11,898	38.3%	(71)

Total noninterest-bearing liabilities	321,968			234,070			87,898	37.6%

Total liabilities	2,401,476			1,431,514			969,962	67.8%
Stockholders’ equity	317,750			153,957			163,793	106.4%

Total liabilities and stockholders’ equity	$2,719,226			$1,585,471			1,133,755	71.5%

Net interest income (tax equivalent)		$75,414			$45,294

Average interest rate spread			3.70%			3.47%
Interest expense as percentage of average earning assets			2.34%			2.82%
Net interest margin			4.11%			4.11%

STELLARONE CORPORATION

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

NORMALIZED BY EXCLUDING PURCHASE ACCOUNTING ADJUSTMENTS

THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(Dollars in thousands)

									2008	2007
								QTD DAYS	92	92
								QTD MONTHS	3	3

	Three months ended September 30, (unaudited)
	2008			2007
Dollars in thousands	Average Balance	Interest Inc/Exp	Average Rates	Average Balance	Interest Inc/Exp	Average Rates		Average Balance		Interest Inc/Exp		Average Rates
								$ Change	% Change	$ Change	% Change	bps Change
Assets
Loans receivable, net	$2,283,862	$36,400	6.34%	$1,199,114	$21,930	7.26%		1,084,748	90.5%	14,470	66.0%	(92)
Investment securities
Taxable	256,426	3,155	4.81%	165,128	1,888	4.47%		91,298	55.3%	1,267	67.1%	34
Tax exempt	86,908	1,366	6.15%	93,275	1,419	5.95%		(6,367)	-6.8%	(53)	-3.7%	20

Total investments	343,334	4,521	5.15%	258,403	3,307	5.01%		84,931	32.9%	1,214	36.7%	14

Interest bearing deposits	735	3	1.60%	545	4	2.87%		190	34.9%	(1)	-25.0%	(127)
Federal funds sold	60,406	272	1.76%	667	9	5.28%		59,739	8956.4%	263	2922.2%	(352)

	404,475	4,796	4.64%	259,615	3,320	5.01%		144,860	55.8%	1,476	44.5%	(37)

Total earning assets	2,688,337	$41,196	6.09%	1,458,729	$25,250	6.87%		1,229,608	84.3%	15,946	63.2%	(78)

Total nonearning assets	306,949			107,662				199,287	185.1%

Total assets	$2,995,286			$1,566,391				1,428,895	91.2%

Liabilities and Stockholders’ Equity
Interest-bearing deposits
Interest checking	$507,990	$439	0.34%	$172,637	$46	0.11%		335,353	194.3%	393	854.3%	23
Money market	232,802	1,096	1.87%	138,217	789	2.26%		94,585	68.4%	307	38.9%	(39)
Savings	202,329	1,935	3.79%	89,573	423	1.87%		112,756	125.9%	1,512	357.4%	192
Time deposits:
Less than $100,000	753,411	6,926	3.65%	390,529	4,105	4.17%		362,882	92.9%	2,821	68.7%	(52)
$100,000 and more	351,678	3,355	3.78%	194,095	2,271	4.64%		157,583	81.2%	1,084	47.7%	(86)

Total interest-bearing deposits	2,048,210	13,751	2.66%	985,051	7,634	3.07%		1,063,159	107.9%	6,117	80.1%	(41)

Federal funds purchased and securities sold								(12,949)	-93.2%	(186)	-97.9%	(370)
under agreements to repurchase	950	4	1.65%	13,899	190	5.35%
Federal Home Loan Bank advances	194,799	1,795	3.61%	91,440	1,206	5.16%		103,359	113.0%	589	48.8%	(155)
Subordinated debt	32,991	481	5.71%	20,619	426	8.08%		12,372	60.0%	55	12.9%	(237)
Commercial paper	—	—	N/A	76,399	844	4.32%		(76,399)	-100.0%	(844)	-100.0%	#VALUE!
Other borrowings	6	1	65.22%	1,157	12	4.06%

	228,746	2,281	3.90%	203,514	2,678	5.15%		25,232	12.4%	(397)	-14.8%	(125)

Total interest-bearing liabilities	2,276,956	16,032	2.78%	1,188,565	10,312	3.43%		1,088,391	91.6%	5,720	55.5%	(65)

Total noninterest-bearing liabilities	350,803			221,368			97165	129,435	58.5%
							(106,349)

Total liabilities	2,627,759			1,409,933			1110842	1,217,826	86.4%
Stockholders’ equity	367,527			156,458			$—	211,069	134.9%

Total liabilities and stockholders’ equity	$2,995,286			$1,566,391				1,428,895	91.2%

Net interest income (tax equivalent)		$25,164			$14,938					10,226	68.5%

Average interest rate spread			3.31%			3.44%						(13)
Interest expense as percentage of average earning assets			2.37%			2.80%						(43)
Net interest margin			3.72%			4.07%						(35)

STELLARONE CORPORATION

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

NORMALIZED BY EXCLUDING PURCHASE ACCOUNTING ADJUSTMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(Dollars in thousands)

								2008	2007
							YTD DAYS	274	273
							YTD MONTHS	9	9
	Nine months ended September 30,
	(unaudited)
	2008			2007
Dollars in thousands	Average Balance	Interest Inc/Exp	Average Rates	Average Balance	Interest Inc/Exp	Average Rates	Average Balance		Interest Inc/Exp		Average Rates
							$ Change	% Change	$ Change	% Change	bps Change
Assets
Loans receivable, net	$2,068,401	$100,924	6.52%	$1,209,413	$66,272	7.33%	858,988	71.0%	34,652	52.3%	(81)
Investment securities
Taxable	243,015	8,999	4.87%	168,024	5,697	4.47%	74,991	44.6%	3,302	58.0%	40
Tax exempt	88,942	4,185	6.18%	93,996	4,295	6.03%	(5,054)	-5.4%	(110)	-2.6%	15

Total investments	331,957	13,184	5.22%	262,020	9,992	5.03%	69,937	26.7%	3,192	31.9%	19

Interest bearing deposits	1,651	16	1.27%	516	14	3.58%	1,135	220.0%	2	14.3%	(231)
Federal funds sold	50,113	795	2.07%	1,710	70	5.40%	48,403	2830.6%	725	1035.7%	(333)

	383,721	13,995	4.79%	264,246	10,076	5.03%	119,475	45.2%	3,919	38.9%	(24)

Total earning assets	2,452,122	$114,919	6.25%	1,473,659	$76,348	6.93%	978,463	66.4%	38,571	50.5%	(68)

Total nonearning assets	267,104			111,812			155,292	138.9%

Total assets	$2,719,226			$1,585,471			1,133,755	71.5%

Liabilities and Stockholders’ Equity
Interest-bearing deposits
Interest checking	$436,958	$1,338	0.41%	$165,530	$179	0.14%	271,428	164.0%	1,159	647.5%	27
Money market	185,302	2,578	1.85%	155,812	2,943	2.53%	29,490	18.9%	(365)	-12.4%	(68)
Savings	180,276	4,731	3.50%	93,835	1,050	1.50%	86,441	92.1%	3,681	350.6%	200
Time deposits:
Less than $100,000	678,144	19,714	3.87%	401,010	12,738	4.25%	277,134	69.1%	6,976	54.8%	(38)
$100,000 and more	324,088	9,880	4.06%	203,978	7,098	4.65%	120,110	58.9%	2,782	39.2%	(59)

Total interest-bearing deposits	1,804,768	38,241	2.82%	1,020,165	24,008	3.15%	784,603	76.9%	14,233	59.3%	(33)

Federal funds purchased and securities sold							(5,310)	-52.7%	(351)	-84.6%	(367)
under agreements to repurchase	4,757	64	1.77%	10,067	415	5.44%
Federal Home Loan Bank advances	205,461	5,334	3.41%	75,869	2,951	5.13%
Subordinated debt	30,146	1,411	6.15%	20,619	1,264	8.08%	9,527	46.2%	147	11.6%	(193)
Commercial paper	32,554	635	2.56%	69,983	2,388	4.50%	(37,429)	-53.5%	(1,753)	-73.4%	(194)
Other borrowings	459	7	2.00%	741	28	4.98%	(282)	-38.1%	(21)	-75.0%	(298)

	273,377	7,451	3.58%	177,279	7,046	5.24%	96,098	54.2%	405	5.7%	(166)

Total interest-bearing liabilities	2,078,145	45,692	2.92%	1,197,444	31,054	3.46%	880,701	73.5%	14,638	47.1%	(54)

Total noninterest-bearing liabilities	322,511			234,070			88,441	37.8%

Total liabilities	2,400,656			1,431,514			969,142	67.7%
Stockholders’ equity	318,570			153,957			164,613	106.9%

Total liabilities and stockholders’ equity	$2,719,226			$1,585,471			1,133,755	71.5%

Net interest income (tax equivalent)		$69,227			$45,294

Average interest rate spread			3.33%			3.47%
Interest expense as percentage of average earning assets			2.48%			2.82%
Net interest margin			3.77%			4.11%